EXHIBIT 10.2

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                    PURCHASER

                        UBS REAL ESTATE SECURITIES INC.,

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 1, 2007

                            Fixed Rate Mortgage Loans

                                Series 2007-LDP10

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and UBS Real Estate Securities Inc., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of March 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers (each, a "Master Servicer"), J.E. Robert Company, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee") and LaSalle Bank National Association, as co-trustee (the "Co-Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JFL, Class A-JS, Class B-S, Class C-S and Class D-S Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated March 26, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class B, Class C, Class D, Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI and UBS Securities LLC, the initial purchasers (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated March 26, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $1,295,179,893.21 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the applicable Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the applicable Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the applicable Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the applicable Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the applicable Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the applicable Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the applicable Master Servicer), the Seller will cooperate with the reasonable requests of the applicable Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of March 26, 2007 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name (only with respect to disclosure related to Items 1117 or 1119 of Regulation AB) on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the applicable Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of good standing of the Seller issued by the Secretary of the State of Delaware dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation, duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and the Term Sheet (as defined in the Indemnification Agreement), or items similar to the Term Sheet, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, UBS Real Estate Securities Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention: Mark Green, fax number (212) 713-1050 and Attention: Jeffrey N. Lavine, fax number (212) 713-4062 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                    * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                      J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                         SECURITIES CORP., as Purchaser

                                      By: /s/ Dennis Schuh
                                         ------------------------------------
                                         Name: Dennis Schuh
                                         Title: Executive Director

                                      UBS REAL ESTATE SECURITIES INC., as Seller

                                      By: /s/ Adam Behlman
                                         ------------------------------------
                                         Name: Adam Behlman
                                         Title: Managing Director

                                      By: /s/ Mark Green
                                         ------------------------------------
                                         Name: Mark Green
                                         Title: Managing Director

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

             JPMCC 2007-LDP10
             Mortgage Loan Schedule (UBS)


Loan #         Loan Seller
------         -----------
  21               UBS
  22               UBS
  23               UBS
  27               UBS
  28               UBS
  29               UBS
  31               UBS
  32               UBS
 32.01             UBS
 32.02             UBS
 32.03             UBS
 32.04             UBS
  51               UBS
  56               UBS
  57               UBS
 57.01             UBS
 57.02             UBS
  70               UBS
  71               UBS
 71.01             UBS
 71.02             UBS
 71.03             UBS
 71.04             UBS
 71.05             UBS
 71.06             UBS
 71.07             UBS
 71.08             UBS
 71.09             UBS
  76               UBS
  80               UBS
  86               UBS
  88               UBS
  92               UBS
  94               UBS
  97               UBS
  98               UBS
  105              UBS
105.01             UBS
105.02             UBS
105.03             UBS
  109              UBS
  114              UBS
  116              UBS
  119              UBS
119.01             UBS
119.02             UBS
119.03             UBS
  122              UBS
122.01             UBS
122.02             UBS
  124              UBS
  128              UBS
128.01             UBS
128.02             UBS
  133              UBS
  136              UBS
  137              UBS
  141              UBS
  150              UBS
  158              UBS
  160              UBS
  162              UBS
  168              UBS
  174              UBS
174.01             UBS
174.02             UBS
  181              UBS
181.01             UBS
181.02             UBS
  182              UBS
  189              UBS
  190              UBS
190.01             UBS
190.02             UBS
  194              UBS
  198              UBS
  201              UBS
201.01             UBS
201.02             UBS
  205              UBS
  210              UBS
  215              UBS
  217              UBS

 Loan #        Mortgagor Name
 ------        --------------
   21          SRI Eight Franklin Tower LLC
   22          Bayview II, LLC
   23          Rex Uniondale Hotel LLC
   27          Center West, A California Limited Partnership
   28          90 Broad Owner, LLC
   29          90-100 Trinity Owner LLC
   31          1515 Market Street Acquisition Partners, LP
   32          Art Mortgage Borrower PROPCO 2006-1B L.P., Art Mortgage Borrower OPCO 2006-1B L.P.
  32.01        Art Mortgage Borrower PROPCO 2006-1B L.P., Art Mortgage Borrower OPCO 2006-1B L.P.
  32.02        Art Mortgage Borrower PROPCO 2006-1B L.P., Art Mortgage Borrower OPCO 2006-1B L.P.
  32.03        Art Mortgage Borrower PROPCO 2006-1B L.P., Art Mortgage Borrower OPCO 2006-1B L.P.
  32.04        Art Mortgage Borrower PROPCO 2006-1B L.P., Art Mortgage Borrower OPCO 2006-1B L.P.
   51          Bronx Park East LLC
   56          TGP-Fair Oaks Plaza, LLC
   57          SRH Whispering Limited Partnership, SRH Boardwalk Apartments, LLC
  57.01        SRH Whispering Limited Partnership, SRH Boardwalk Apartments, LLC
  57.02        SRH Whispering Limited Partnership, SRH Boardwalk Apartments, LLC
   70          9-47 Hall Street Owner, LLC
   71          DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.01        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.02        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.03        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.04        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.05        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.06        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.07        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.08        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
  71.09        DEMCO 35 L.L.C., DEMCO II L.L.C., DEMCO IV L.L.C., DEMCO XIX L.L.C., Helm Investment Company L.L.C., Keel Investments
               L.L.C., MWIP Development L.L.C. and PM Associates II L.L.C.
   76          Oakmead Terrace LLC
   80          Southbay Marketplace Holdings, LLC
   86          APHM North Charleston, LLC
   88          Broadway Sky, LLC
   92          15 W. 39th St. NY LLC
   94          DEA Jericho LLC
   97          260 West 36 Associates, LLC
   98          MOB Real Estate Holdings, LLC
   105         Yorktown 1031 LLC
 105.01        Yorktown 1031 LLC
 105.02        Yorktown 1031 LLC
 105.03
   109         Delray Square, LLC
   114         961 Southern Boulevard Partners LLC
   116         Wall Street Hospitality, Ltd.
   119         Maplewood 1031 LLC
 119.01        Maplewood 1031 LLC
 119.02        Maplewood 1031 LLC
 119.03        Maplewood 1031 LLC
   122         FLSD Trust Associates II, LLC, B&G Ormond Beach Land Trust, Bray & Gillespie LLC LVII, Bray & Gillespie LLC LVIII
 122.01        FLSD Trust Associates II, LLC, B&G Ormond Beach Land Trust, Bray & Gillespie LLC LVII, Bray & Gillespie LLC LVIII
 122.02        FLSD Trust Associates II, LLC, B&G Ormond Beach Land Trust, Bray & Gillespie LLC LVII, Bray & Gillespie LLC LVIII
   124         4600 Vegas Drive, LLC
   128         Woodman 1031 PA Limited Partnership, Woodman 1031, LLC
 128.01        Woodman 1031 PA Limited Partnership, Woodman 1031, LLC
 128.02        Woodman 1031 PA Limited Partnership, Woodman 1031, LLC
   133         308 E. Lancaster Associates, L.P.
   136         Racetrack Plaza LLC
   137         Litke O'Farrell, LLC
   141         Harvest 200 Wireless Boulevard, LLC
   150         166 Realty Associates LLC
   158         Heritage Rock Offices, Ltd.
   160         Harvest 263 Old Country Road, LLC
   162         SCFW, LLC; JKFW, LLC; EKFW, LLC; FWJES, LLC; DSFW, LLC
   168         Sarasota Storage, L.P.
   174         ACV RAD06 Three, LLC
 174.01        ACV RAD06 Three, LLC
 174.02        ACV RAD06 Three, LLC
   181         Rensor Realty Corp.
 181.01        Rensor Realty Corp.
 181.02        Rensor Realty Corp.
   182         Americana Plaza Associates, LLC
   189         Cap Buncombe, LLC
   190         ACV RAD06 Two, LLC
 190.01        ACV RAD06 Two, LLC
 190.02        ACV RAD06 Two, LLC
   194         LRF Whippany Associates, L.L.C.
   198         Harvest 336 South Service Road, LLC
   201         ACV RAD06 One, LLC
 201.01
 201.02
   205         First Reservoir, LLC
   210         Belle Terre Associates, LLC
   215         Harvest 645 Stewart Avenue, LLC
   217         Smith WG, LLC

 Loan #        Property Address                                        City                                  State
 ------        ----------------                                        ----                                  -----
   21          1401 Eye Street, NW                                     Washington                              DC
   22          1255 Pale San Vitores Road                              Tumon                                   GU
   23          101 James Doolittle Boulevard                           Uniondale                               NY
   27          10877 Wilshire Boulevard                                Los Angeles                             CA
   28          90 Broad Street                                         New York                                NY
   29          90-100 Trinity Place                                    New York                                NY
   31          1515 Market Street                                      Philadelphia                            PA
   32          Various                                                 Various                              Various
  32.01        1845 Westgate Parkway SW                                Atlanta                                 GA
  32.02        500 John F. Varley Court                                Atlanta                                 GA
  32.03        18531 US Route 20 West                                  East Dubuque                            IL
  32.04        3801 East Princess Anne Road                            Norfolk                                 VA
   51          2700-2800 Bronx Park East                               Bronx                                   NY
   56          11350 Random Hills Road                                 Fairfax                                 VA
   57          Various                                                 Various                                 FL
  57.01        4550 NW 36th Street                                     Lauderdale Lakes                        FL
  57.02        2915 NW 60th Avenue                                     Sunrise                                 FL
   70          9-47 Hall Street                                        Brooklyn                                NY
   71          Various                                                 Plymouth                                MI
  71.01        47912 Halyard Drive                                     Plymouth                                MI
  71.02        14909 Beck Road                                         Plymouth                                MI
  71.03        47799 Halyard Drive                                     Plymouth                                MI
  71.04        44191 Plymouth Oaks Boulevard                           Plymouth                                MI
  71.05        39555 Schoolcraft Road                                  Plymouth                                MI
  71.06        15111 Keel Street                                       Plymouth                                MI
  71.07        45501 Helm Street                                       Plymouth                                MI
  71.08        14744 Jib Street                                        Plymouth                                MI
  71.09        45550 Helm Street                                       Plymouth                                MI
   76          1230-1290 Oakmead Parkway                               Sunnyvale                               CA
   80          3400-3470 Highland Avenue                               National City                           CA
   86          4770 Goer Drive                                         Charleston                              SC
   88          1691-1695 Broadway                                      New York                                NY
   92          15 West 39th Street                                     New Yok                                 NY
   94          125 and 131 Jericho Turnpike                            Jericho                                 NY
   97          260 West 36th Street                                    New York                                NY
   98          Northwest Michigan Surgery Center                       Traverse City                           MI
   105         Various                                                 Various                              Various
 105.01        900 Main Avenue                                         Moorhead                                MN
 105.02        511 West Williams Street                                Apex                                    NC
 105.03
   109         4771 West Atlantic Avenue                               Delray Beach                            FL
   114         961-979 Southern Boulevard                              Bronx                                   NY
   116         117 West Wall Street                                    Midland                                 TX
   119         Various                                                 Various                              Various
 119.01        845 North Federal Boulevard                             Riverton                                WY
 119.02        Northeast Corner of Broadway and 109th Street           Crown Point                             IN
 119.03        Southwest Corner of Monroe Street & Western Street      Mexico                                  MO
   122         Various                                                 Ormond Beach                            FL
 122.01        295 South Atlantic Ave                                  Ormond Beach                            FL
 122.02        507 South Atlantic Ave                                  Ormond Beach                            FL
   124         4600 Vegas Drive                                        Las Vegas                               NV
   128         Various                                                 Various                              Various
 128.01        133 West 8th Street                                     Homestead                               PA
 128.02        2498 Second Loop Road                                   Florence                                SC
   133         308 East Lancaster Avenue                               Wynnewood                               PA
   136         732 South Racetrack Road                                Henderson                               NV
   137         180 - 190 O'Farrell Street                              San Francisco                           CA
   141         200 Wireless Boulevard                                  Hauppauge                               NY
   150         166 West 125th Street                                   New Yok                                 NY
   158         2310-2340 West Interstate 20                            Arlington                               TX
   160         263 Old Country Road                                    Melville                                NY
   162         1912 Whitley Avenue & 6651 Franklin Avenue              Los Angeles                             CA
   168         619 Cattlemen Road                                      Sarasota                                FL
   174         Various                                                 Various                              Various
 174.01        6101 North Broad Street                                 Philadelphia                            PA
 174.02        21 South Hope Chapel Road                               Jackson                                 NJ
   181         Various                                                 Various                                 FL
 181.01        801-803 Las Olas Boulevard                              Fort Lauderdale                         FL
 181.02        151 North County Road                                   Palm Beach                              FL
   182         2001 Americana Boulevard                                Orlando                                 FL
   189         1232 West Wade Hampton Boulevard                        Greenville                              SC
   190         Various                                                 Various                              Various
 190.01        104 Pedro Way                                           Winchester                              KY
 190.02        455 West Main Street                                    Middletown                              DE
   194         7930 Beltline Road                                      Dallas                                  TX
   198         336 South Service Road                                  Melville                                NY
   201         Various                                                 Louisville                              KY
 201.01        7500 Terry Road                                         Louisville                              KY
 201.02        7700 Shepherdsville Road                                Louisville                              KY
   205         One Reservoir Avenue                                    Providence                              RI
   210         1475 Palm Coast Parkway                                 Palm Coast                              FL
   215         645 Stewart Avenue                                      Garden City                             NY
   217         330 Southwest Ward Road                                 Lee's Summit                            MO

 Loan #        Zip Code         County                  Property Name                                           Size
 ------        --------         ------                  -------------                                           ----
   21           20005           Washington              Franklin Tower                                                216192
   22           96913           Guam                    Outrigger Guam Resort                                           600
   23           11553           Nassau                  Long Island Marriott and Conference Center                      618
   27           90024           Los Angeles             Center West                                                   344673
   28           10004           New York                90 Broad Street                                               392989
   29           10006           New York                90-100 Trinity Place                                          186445
   31           19102           Philadelphia            1515 Market Street                                            507180
   32          Various          Various                 Americold Pool 1                                              736220
  32.01         30336           Fulton                  1845 Westgate Parkway SW                                      262835
  32.02         30336           Fulton                  500 John F. Varley Court                                      158714
  32.03         61025           Jo Davies               18531 U.S. 20 West                                            208466
  32.04         23502           Norfolk                 3801 East Princess Anne Road                                  106205
   51           10467           New York                2700-2800 Bronx Park East                                       702
   56           22030           Fairfax                 Fair Oaks Plaza                                               177786
   57          Various          Broward                 Sawyer Portfolio                                                625
  57.01         33319           Broward                 Whispering Palms                                                315
  57.02         33313           Broward                 Boardwalk at Inverrary                                          310
   70           11205           New York                Hall Street                                                   554610
   71           48170           Wayne                   Demattia Portfolio                                            365020
  71.01         48170           Wayne                   Johnson Controls                                               87100
  71.02         48170           Wayne                   Flint Group                                                    50025
  71.03         48170           Wayne                   Dow Corning                                                    36750
  71.04         48170           Wayne                   Plymouth Oaks I                                                49895
  71.05         48170           Wayne                   City Transfer                                                  63250
  71.06         48170           Wayne                   Karmann                                                        40450
  71.07         48170           Wayne                   R.A. DeMattia                                                  15000
  71.08         48170           Wayne                   Tri-Star Fire Protection                                       16400
  71.09         48170           Wayne                   Limbach Facility                                               6150
   76           94085           Santa Clara             Oakmead Terrace                                               134228
   80           91950           San Diego               Southbay Marketplace                                          132873
   86           29406           Charleston              Sheraton Charleston                                             289
   88           10019           New York                1691 Broadway                                                   28
   92           10018           New York                15 West 39th Street                                            81825
   94           11753           Nassau                  Jericho Office Park                                           103580
   97           10018           New York                260 West 36th Street                                           85879
   98           49684           Grand Traverse          Northwest Michigan Surgery Center                              53756
   105         Various          Various                 Walgreens Hermilin Portfolio III                               43860
 105.01         56560           Clay                    900 Main Avenue                                                14490
 105.02         27502           Wake                    511 West Williams Street                                       14820
 105.03
   109          33445           Palm Beach              Delray Square                                                 113175
   114          10459           New York                961-979 Southern Boulevard                                     27320
   116          79701           Midland                 Hilton Midland Plaza                                            258
   119         Various          Various                 Walgreens Hermilin Portfolio II                                44460
 119.01         82501           Fremont                 845 North Federal Boulevard                                    14820
 119.02         46307           Lake                    NE Corner of Broadway and 109th Street                         14820
 119.03         65265           Audrain                 SW Corner of Monroe Street & Western Avenue                    14820
   122          32176           Volusia                 Ormond Beach Portfolio                                          101
 122.01         32176           Volusia                 Quality Inn & Suites on the Beach                               54
 122.02         32176           Volusia                 Comfort Inn on the Beach                                        47
   124          89108           Clark                   Sagebrook Apartments - Las Vegas, NV                            192
   128         Various          Various                 Walgreens Hermilin Portfolio I                                 29100
 128.01         15120           Allegheny               133 West 8th Street                                            14550
 128.02         29501           Florence                2498 Second Loop Road                                          14550
   133          19096           Montgomery              308 East Lancaster Avenue                                      51581
   136          89015           Clark                   K-Mart Henderson, NV                                          114231
   137          94102           San Francisco           180 - 190 O'Farrell Street                                     28547
   141          11788           Suffolk                 200 Wireless Boulevard                                         54333
   150          10027           New York                166 West 125th Street                                          7500
   158          76017           Tarrant                 Heritage Rock I & II                                           40765
   160          11747           Suffolk                 263 Old Country Road                                           62500
   162          90068           Los Angeles             Franklin Avenue & Whitley Avenue                                45
   168          34327           Sarasota                Metro Self Storage - Sarasota                                   622
   174         Various          Various                 Rite Aid Portfolio III                                         29345
 174.01         19141           Philadelphia            6101 North Broad Street                                        14660
 174.02         08527           Ocean                   21 South Hope Chapel Road                                      14685
   181         Various          Various                 Florida Retail Portfolio                                       9978
 181.01         33301           Broward                 801-803 Las Olas Boulevard                                     4778
 181.02         33480           Palm Beach              151 North County Road                                          5200
   182          34759           Orange                  Americana Plaza Shopping Center                               106458
   189          29650           Greenville              Walgreens - Greer                                              14550
   190         Various          Various                 Rite Aid Portfolio II                                          29254
 190.01         40391           Clark                   104 Pedro Way                                                  14637
 190.02         19709           New Castle County       455 West Main Street                                           14617
   194          75254           Dallas                  Walgreens - Dallas                                             15120
   198          11747           Suffolk                 336 South Service Road                                         43600
   201         Various          Jefferson               Rite Aid Portfolio I                                           22360
 201.01         40258           Jefferson               7500 Terry Road                                                11203
 201.02         40219           Jefferson               7700 Shepherdsville Road                                       11157
   205          02907           Providence              One Reservoir Avenue                                           25000
   210          32137           Flagler                 Belle Terre Shoppes                                            13600
   215          11530           Nassau                  645 Stewart Avenue                                             35552
   217          64081           Jackson                 Walgreens - Lee's Summit                                       13871

 Loan #        Measure       Interest Rate (%)    Net Mortgage Interest Rate   Original Balance    Cutoff Balance   Term   Rem. Term
 ------        -------       -----------------    --------------------------   ----------------    --------------   ----   ---------
   21         Square Feet       5.67500           5.65461                        105,000,000         105,000,000        60        60
   22            Rooms          6.98000           6.95961                        105,000,000         105,000,000       120       120
   23            Rooms          6.11850           6.09811                        103,500,000         103,500,000       120       119
   27         Square Feet       5.40000           5.37961                         90,000,000          90,000,000       120       118
   28         Square Feet       5.29250           5.27211                         86,000,000          86,000,000        84        82
   29         Square Feet       6.11841           6.09802                         82,000,000          82,000,000       120       119
   31         Square Feet       5.82800           5.80761                         70,000,000          70,000,000        60        58
   32         Square Feet       5.43350           5.41311                         65,700,000          65,700,000       120       117
  32.01       Square Feet       5.43350           5.43350                         21,000,000          21,000,000       120       117
  32.02       Square Feet       5.43350           5.43350                         20,000,000          20,000,000       120       117
  32.03       Square Feet       5.43350           5.43350                         18,000,000          18,000,000       120       117
  32.04       Square Feet       5.43350           5.43350                          6,700,000           6,700,000       120       117
   51            Units          5.53650           5.51611                         52,000,000          52,000,000       120       120
   56         Square Feet       5.52000           5.49961                         44,300,000          44,300,000       120       119
   57            Units          5.99000           5.96961                         43,000,000          43,000,000       120       117
  57.01          Units          5.99000           5.99000                         21,960,000          21,960,000       120       117
  57.02          Units          5.99000           5.99000                         21,040,000          21,040,000       120       117
   70         Square Feet       5.53500           5.51461                         30,000,000          30,000,000       120       120
   71         Square Feet       5.79500           5.77461                         28,525,000          28,525,000       120       118
  71.01       Square Feet       5.79500           5.79500                          7,929,117           7,929,117       120       118
  71.02       Square Feet       5.79500           5.79500                          5,946,838           5,946,838       120       118
  71.03       Square Feet       5.79500           5.79500                          3,726,685           3,726,685       120       118
  71.04       Square Feet       5.79500           5.79500                          3,409,521           3,409,521       120       118
  71.05       Square Feet       5.79500           5.79500                          3,250,938           3,250,938       120       118
  71.06       Square Feet       5.79500           5.79500                          1,942,634           1,942,634       120       118
  71.07       Square Feet       5.79500           5.79500                          1,086,289           1,086,289       120       118
  71.08       Square Feet       5.79500           5.79500                            626,400             626,400       120       118
  71.09       Square Feet       5.79500           5.79500                            606,578             606,578       120       118
   76         Square Feet       5.80200           5.78161                         24,800,000          24,800,000       120       119
   80         Square Feet       5.47700           5.45661                         23,000,000          23,000,000       120       119
   86            Rooms          6.51000           6.48961                         19,050,000          19,050,000        60        57
   88            Units          5.64800           5.62761                         18,000,000          18,000,000       120       118
   92         Square Feet       5.86000           5.83961                         17,000,000          17,000,000       120       119
   94         Square Feet       5.65500           5.63461                         15,600,000          15,600,000       120       119
   97         Square Feet       5.85600           5.83561                         15,000,000          15,000,000       120       119
   98         Square Feet       5.87000           5.84961                         14,500,000          14,433,763       120       118
   105        Square Feet       5.66200           5.64161                         13,320,000          13,320,000       120       120
 105.01       Square Feet       5.66200           5.66200                          4,520,000           4,520,000       120       120
 105.02       Square Feet       5.66200           5.66200                          4,640,000           4,640,000       120       120
 105.03
   109        Square Feet       5.39900           5.37861                         13,000,000          13,000,000       120       120
   114        Square Feet       5.74000           5.71961                         12,000,000          12,000,000       120       120
   116           Rooms          5.99000           5.96961                         12,000,000          11,978,664       120       119
   119        Square Feet       5.67000           5.64961                         11,440,000          11,440,000       120       120
 119.01       Square Feet       5.67000           5.67000                          3,920,000           3,920,000       120       120
 119.02       Square Feet       5.67000           5.67000                          3,920,000           3,920,000       120       120
 119.03       Square Feet       5.67000           5.67000                          3,600,000           3,600,000       120       120
   122           Rooms          6.80500           6.78461                         11,200,000          11,181,508        60        59
 122.01          Rooms          6.80500           6.80500                          6,742,480           6,731,347        60        59
 122.02          Rooms          6.80500           6.80500                          4,457,520           4,450,160        60        59
   124           Units          5.85000           5.82961                         10,600,000          10,600,000        60        60
   128        Square Feet       5.67700           5.65661                         10,048,000          10,048,000       120       120
 128.01       Square Feet       5.67700           5.67700                          5,760,000           5,760,000       120       120
 128.02       Square Feet       5.67700           5.67700                          4,288,000           4,288,000       120       120
   133        Square Feet       5.87000           5.84961                          9,650,000           9,650,000       120       118
   136        Square Feet       5.51000           5.48961                          9,000,000           9,000,000       120       120
   137        Square Feet       5.87000           5.84961                          8,500,000           8,500,000       120       120
   141        Square Feet       5.87000           5.84961                          8,200,000           8,200,000       120       119
   150        Square Feet       5.77000           5.74961                          7,000,000           7,000,000       120       120
   158        Square Feet       5.66000           5.63961                          6,400,000           6,385,422       120       118
   160        Square Feet       5.87000           5.84961                          6,300,000           6,300,000       120       119
   162           Units          5.61000           5.58961                          6,200,000           6,200,000       120       119
   168           Units          5.79200           5.77161                          5,960,000           5,960,000       120       119
   174        Square Feet       6.01500           5.99461                          5,525,000           5,525,000       120       118
 174.01       Square Feet       6.01500           6.01500                          3,575,000           3,575,000       120       118
 174.02       Square Feet       6.01500           6.01500                          1,950,000           1,950,000       120       118
   181        Square Feet       5.79200           5.77161                          5,000,000           5,000,000       120       120
 181.01       Square Feet       5.79200           5.79200                          2,600,000           2,600,000       120       120
 181.02       Square Feet       5.79200           5.79200                          2,400,000           2,400,000       120       120
   182        Square Feet       6.13000           6.10961                          5,000,000           4,993,442       120       119
   189        Square Feet       6.18000           6.15961                          4,250,000           4,250,000       120       118
   190        Square Feet       6.01500           5.99461                          4,235,000           4,235,000       120       118
 190.01       Square Feet       6.01500           6.01500                          2,382,500           2,382,500       120       118
 190.02       Square Feet       6.01500           6.01500                          1,852,500           1,852,500       120       118
   194        Square Feet       5.53250           5.51211                          4,000,000           4,000,000       120       120
   198        Square Feet       5.99500           5.97461                          3,800,000           3,800,000        60        59
   201        Square Feet       6.01500           5.99461                          3,740,000           3,740,000       120       118
 201.01       Square Feet       6.01500           6.01500                          2,003,570           2,003,570       120       118
 201.02       Square Feet       6.01500           6.01500                          1,736,430           1,736,430       120       118
   205        Square Feet       5.63200           5.61161                          3,400,000           3,393,746       120       119
   210        Square Feet       5.85800           5.83761                          3,100,000           3,093,142       120       118
   215        Square Feet       5.87000           5.84961                          2,700,000           2,700,000       120       119
   217        Square Feet       5.69000           5.66961                          2,600,000           2,600,000       120       118

 Loan #       Maturity/ARD Date   Amort. Ter     Rem. Amort    Monthly Debt Service       Servicing Fee Rate            Accrual Type
 ------       -----------------   ----------     ----------    --------------------       ------------------            ------------
   21         03/09/12             0                 0                503,459                  0.02000                   Actual/360
   22         03/11/17            360               360               697,158                  0.02000                   Actual/360
   23         02/10/17             0                 0                535,050                  0.02000                   Actual/360
   27         01/10/17             0                 0                410,625                  0.02000                   Actual/360
   28         01/10/14             0                 0                384,564                  0.02000                   Actual/360
   29         02/09/17             0                 0                423,898                  0.02000                   Actual/360
   31         01/09/12             0                 0                344,688                  0.02000                   Actual/360
   32         12/11/16             0                 0                301,616                  0.02000                   Actual/360
  32.01       12/11/16             0                 0                                         0.00000
  32.02       12/11/16             0                 0                                         0.00000
  32.03       12/11/16             0                 0                                         0.00000
  32.04       12/11/16             0                 0                                         0.00000
   51         03/10/17             0                 0                243,247                  0.02000                   Actual/360
   56         02/09/17             0                 0                206,610                  0.02000                   Actual/360
   57         12/09/16             0                 0                217,623                  0.02000                   Actual/360
  57.01       12/09/16             0                 0                                         0.00000
  57.02       12/09/16             0                 0                                         0.00000
   70         03/09/17             0                 0                140,297                  0.02000                   Actual/360
   71         01/09/17            360               360               167,280                  0.02000                   Actual/360
  71.01       01/09/17            360               360                                        0.00000
  71.02       01/09/17            360               360                                        0.00000
  71.03       01/09/17            360               360                                        0.00000
  71.04       01/09/17            360               360                                        0.00000
  71.05       01/09/17            360               360                                        0.00000
  71.06       01/09/17            360               360                                        0.00000
  71.07       01/09/17            360               360                                        0.00000
  71.08       01/09/17            360               360                                        0.00000
  71.09       01/09/17            360               360                                        0.00000
   76         02/09/17             0                 0                121,573                  0.02000                   Actual/360
   80         02/10/17             0                 0                106,434                  0.02000                   Actual/360
   86         12/09/11             0                 0                104,782                  0.02000                   Actual/360
   88         01/10/17             0                 0                 85,897                  0.02000                   Actual/360
   92         02/09/17             0                 0                 84,170                  0.02000                   Actual/360
   94         02/09/17             0                 0                 74,536                  0.02000                   Actual/360
   97         02/09/17             0                 0                 74,217                  0.02000                   Actual/360
   98         01/09/17            240               238               102,798                  0.02000                   Actual/360
   105        03/09/17             0                 0                 63,721                  0.02000                   Actual/360
 105.01       03/09/17             0                 0                                         0.00000
 105.02       03/09/17             0                 0                                         0.00000
 105.03
   109        03/09/17             0                 0                 59,302                  0.02000                   Actual/360
   114        03/09/17             0                 0                 58,197                  0.02000                   Actual/360
   116        02/09/17            300               299                77,243                  0.02000                   Actual/360
   119        03/09/17             0                 0                 54,805                  0.02000                   Actual/360
 119.01       03/09/17             0                 0                                         0.00000
 119.02       03/09/17             0                 0                                         0.00000
 119.03       03/09/17             0                 0                                         0.00000
   122        02/10/12            300               299                77,772                  0.02000                   Actual/360
 122.01       02/10/12            300               299                                        0.00000
 122.02       02/10/12            300               299                                        0.00000
   124        03/10/12             0                 0                 52,393                  0.02000                   Actual/360
   128        03/09/17             0                 0                 48,196                  0.02000                   Actual/360
 128.01       03/09/17             0                 0                                         0.00000
 128.02       03/09/17             0                 0                                         0.00000
   133        01/09/17             0                 0                 47,860                  0.02000                   Actual/360
   136        03/09/17             0                 0                 41,899                  0.02000                   Actual/360
   137        03/09/17             0                 0                 42,157                  0.02000                   Actual/360
   141        02/09/17            360               360                48,480                  0.02000                     30/360
   150        03/09/17             0                 0                 34,126                  0.02000                   Actual/360
   158        01/09/17            361               359                36,960                  0.02000                   Actual/360
   160        02/09/17             0                 0                 30,818                  0.02000                     30/360
   162        02/09/17             0                 0                 29,408                  0.02000                   Actual/360
   168        02/09/17             0                 0                 29,166                  0.02000                   Actual/360
   174        01/09/17             0                 0                 28,079                  0.02000                   Actual/360
 174.01                            0                 0                                         0.00000
 174.02                            0                 0                                         0.00000
   181        03/09/17            360               360                29,312                  0.02000                   Actual/360
 181.01                           360               360                                        0.00000
 181.02                           360               360                                        0.00000
   182        02/09/17            360               359                30,397                  0.02000                   Actual/360
   189        01/09/17             0                 0                 22,191                  0.02000                   Actual/360
   190        01/09/17             0                 0                 21,523                  0.02000                   Actual/360
 190.01       01/09/17             0                 0                                         0.00000
 190.02       01/09/17             0                 0                                         0.00000
   194        03/10/17            360               360                22,793                  0.02000                   Actual/360
   198        02/09/12             0                 0                 18,984                  0.02000                     30/360
   201        01/09/17             0                 0                 19,007                  0.02000                   Actual/360
 201.01       01/09/17             0                 0                                         0.00000
 201.02       01/09/17             0                 0                                         0.00000
   205        02/09/17            300               299                21,148                  0.02000                   Actual/360
   210        01/09/17            360               358                18,304                  0.02000                   Actual/360
   215        02/09/17             0                 0                 13,208                  0.02000                     30/360
   217        01/09/17             0                 0                 12,500                  0.02000                   Actual/360

 Loan #         ARD (Y/N)   ARD Step Up(%)    Title Type   Cross Loan   Originator/Loan Seller   Guarantor
 ------         ---------   --------------    ----------   ----------   ----------------------   ---------
   21             No                             Fee                    UBS                      SRI Eight Franklin Tower LLC
   22             No                             Fee                    UBS                      Michael Ysrael, Alfred Ysrael
   23             No                          Leasehold                 UBS                      Rex New Venture Properties, LLC
   27             No                          Leasehold                 UBS                      Kambiz Hekmat
   28             No                             Fee                    UBS                      Swig Equities/JPIM
   29             No                             Fee                    UBS                      Joseph Chetrit
   31             No                             Fee                    UBS                      James L. Paterno
   32             No                             Fee                    UBS                      Americold Realty Trust, L.P.
  32.01           No                             Fee                    UBS
  32.02           No                             Fee                    UBS
  32.03           No                             Fee                    UBS
  32.04           No                             Fee                    UBS
   51             No                             Fee                    UBS                      Chaim Schweid
   56             No                             Fee                    UBS                      TPG/CalSTRS, LLC
   57             No                             Fee                    UBS                      David Rosenburg, Dale Okonow
  57.01           No                             Fee                    UBS
  57.02           No                             Fee                    UBS
   70             No                             Fee                    UBS                      Rubin Schron, Abraham Fruchthandler
   71             No                             Fee                    UBS                      Robert A. DeMattia
  71.01           No                             Fee                    UBS
  71.02           No                             Fee                    UBS
  71.03           No                             Fee                    UBS
  71.04           No                             Fee                    UBS
  71.05           No                             Fee                    UBS
  71.06           No                             Fee                    UBS
  71.07           No                             Fee                    UBS
  71.08           No                             Fee                    UBS
  71.09           No                             Fee                    UBS
   76             No                             Fee                    UBS                      James M. Pollock
   80             No                             Fee                    UBS                      Ernest Rady Trust, UDT dated March
                                                                                                 10, 1983, as amended
   86             No                             Fee                    UBS                      Michael Gallegos
   88             No                             Fee                    UBS                      Shmuel Bar-or
   92             No                             Fee                    UBS                      Show Lain C. Cheng
   94             No                        Fee/Leasehold               UBS                      Donald E. Axinn
   97             No                             Fee                    UBS                      Marc Monasebian
   98             No                             Fee                    UBS                      ACS Realty
   105            No                             Fee       C            UBS                      Brian Hermelin
 105.01           No                             Fee                    UBS
 105.02           No                             Fee                    UBS
 105.03
   109            No                             Fee                    UBS                      Jeffrey Rosenberg, Bruce Weiner
   114            No                             Fee                    UBS                      Ruth Jemal, Samuel Steven Jemal,
                                                                                                 Abraham Alan Jemal, M. Cohen Family
                                                                                                 Limited Partnership, Cheney Family
                                                                                                 Limited Partnership, Morris Cohen,
                                                                                                 Nat Cheney
   116            No                        Fee/Leasehold               UBS                      Noorali A. Karim
   119            No                             Fee       C            UBS                      Brian Hermelin
 119.01           No                             Fee                    UBS
 119.02           No                             Fee                    UBS
 119.03           No                             Fee                    UBS
   122            No                             Fee                    UBS                      Charles A. Bray, Joseph G.
                                                                                                 Gillespie
 122.01           No                             Fee                    UBS
 122.02           No                             Fee                    UBS
   124            No                             Fee                    UBS                      MHE Properties, LLC -
                                                                                                 Myron Liberman
   128            No                             Fee       C            UBS                      Brian Hermelin
 128.01           No                             Fee                    UBS
 128.02           No                             Fee                    UBS
   133            No                             Fee                    UBS                      Mark I. Solomon, Morey H. Goldberg,
                                                                                                 Paul Silberberg, William A. Landman
   136            No                             Fee                    UBS                      Ivor Braka
   137            No                             Fee                    UBS                      Litke Properties
   141            No                             Fee                    UBS                      Mark Hamer
   150            No                             Fee                    UBS                      Ruth Jemal, Samuel Steven Jemal,
                                                                                                 Abraham Alan Jemal, M. Cohen Family
                                                                                                 Limited Partnership, Cheney Family
                                                                                                 Limited Partnership, Morris Cohen,
                                                                                                 Nat Cheney
   158            No                             Fee                    UBS                      Michael H. Patterson
   160            No                             Fee                    UBS                      Mark Hamer
   162            No                             Fee                    UBS                      Jeffrey Kandel, Stanley Kandel
   168            No                             Fee                    UBS                      Metro JV Fund II LLC, CLPF - Metro
                                                                                                 JV, L.P.
   174            No                           Various                  UBS                      David R. Grieve
 174.01           No                             Fee                    UBS
 174.02           No                          Leasehold                 UBS
   181            No                             Fee                    UBS                      Charles Rosner
 181.01           No                             Fee                    UBS
 181.02           No                             Fee                    UBS
   182            No                             Fee                    UBS                      F. Davis Camalier
   189            No                             Fee                    UBS                      David Glenn
   190            No                           Various                  UBS                      David R. Grieve
 190.01           No                             Fee                    UBS
 190.02           No                          Leasehold                 UBS
   194            No                             Fee                    UBS                      Robert Slater, Fredric Slater
   198            No                             Fee                    UBS                      Mark Hamer
   201            No                           Various                  UBS                      David R. Grieve
 201.01           No                             Fee                    UBS
 201.02           No                          Leasehold                 UBS
   205            No                             Fee                    UBS                      Joseph R. Paolino Jr.
   210            No                             Fee                    UBS                      Charles Lichtigman
   215            No                             Fee                    UBS                      Mark Hamer
   217            No                             Fee                    UBS                       Gilbert I. Smith

                                                            UPFRONT ESCROW
         ---------------------------------------------------------------------------------------------------------------------
Loan #   Letter of Credit     Upfront CapEx Reserve    Upfront Eng. Reserve    Upfront Envir. Reserve    Upfront TI/LC Reserve
------   ----------------     ---------------------    --------------------    ----------------------    ---------------------
    21                                         0.00                    0.00                      0.00                     0.00
    22                                         0.00                    0.00                      0.00                     0.00
    23    No                          20,000,000.00                    0.00                      0.00                     0.00
    27    No                                   0.00                    0.00                      0.00                     0.00
    28    No                           2,060,000.00                    0.00                      0.00             5,270,000.00
    29    No                                   0.00                    0.00                 25,000.00                     0.00
    31    No                           2,285,000.00                    0.00                      0.00             6,925,910.00
    32    No                                   0.00                    0.00                      0.00                     0.00
 32.01
 32.02
 32.03
 32.04
    51    No                                   0.00                    0.00                      0.00                     0.00
    56    No                           1,800,000.00                    0.00                      0.00             3,500,000.00
    57    No                              13,020.83              356,500.00                      0.00                     0.00
 57.01
 57.02
    70    No                                   0.00                    0.00                      0.00                     0.00
    71    No                                   0.00               86,294.00                      0.00                16,453.30
 71.01
 71.02
 71.03
 71.04
 71.05
 71.06
 71.07
 71.08
 71.09
    76    No                               2,237.13                    0.00                      0.00               500,000.00
    80    No                                   0.00                    0.00                      0.00                     0.00
    86    No                              29,793.83                    0.00                      0.00                     0.00
    88    No                                   0.00                    0.00                      0.00                     0.00
    92    No                                   0.00                    0.00                      0.00                     0.00
    94    No                               1,726.33               51,250.00                      0.00                 8,631.67
    97    No                                   0.00                    0.00                      0.00                     0.00
    98    No                                   0.00                    0.00                      0.00                     0.00
   105    No                                   0.00                    0.00                      0.00                     0.00
105.01
105.02
105.03
   109    No                                   0.00                    0.00                      0.00                     0.00
   114    No                                   0.00                    0.00                      0.00                     0.00
   116    No                              46,035.33                    0.00                      0.00                     0.00
   119    No                                   0.00                    0.00                      0.00                     0.00
119.01
119.02
119.03
   122    No                                   0.00               20,000.00                      0.00                     0.00
122.01
122.02
   124    No                                   0.00                    0.00                      0.00                     0.00
   128    No                                   0.00                    0.00                      0.00                     0.00
128.01
128.02
   133    No                                 876.17                    0.00                      0.00                 3,285.63
   136    No                                   0.00                8,750.00                      0.00                     0.00
   137    No                                   0.00                    0.00                      0.00                     0.00
   141    No                                   0.00                    0.00                      0.00                     0.00
   150    No                                 118.75                    0.00                      0.00                     0.00
   158    No                                   0.00                    0.00                      0.00                75,000.00
   160    No                                   0.00                    0.00                      0.00                     0.00
   162    No                               1,113.75               11,125.00                      0.00                     0.00
   168    No                                 910.53                                              0.00                     0.00
   174    No                                   0.00                    0.00                      0.00                     0.00
174.01
174.02
   181    No                                 166.30                    0.00                      0.00                 1,247.25
181.01
181.02
   182    No                               1,330.73              163,750.00                      0.00                 8,871.50
   189    No                                   0.00                    0.00                 25,000.00                     0.00
   190    No                                   0.00                    0.00                      0.00                     0.00
190.01
190.02
   194    No                                   0.00                    0.00                      0.00                     0.00
   198    No                                   0.00                    0.00                      0.00                     0.00
   201    No                                   0.00                    0.00                      0.00                     0.00
201.01
201.02
   205           100,000.0                   320.79                    0.00                      0.00                     0.00
   210    No                                 170.00                    0.00                      0.00                 1,133.33
   215    No                                   0.00                    0.00                      0.00                     0.00
   217    No                                   0.00                    0.00                      0.00                     0.00

                                                            UPFRONT ESCROW                          MONTHLY ESCROW
         -----------------------------------------------------------------------     ----------------------------------------------
Loan_#    Upfront_RE Tax Reserve    Upfront Ins. Reserve    Upfront Other Reserve    Monthly Capex Reserve    Monthly Envi Reserve
------    ----------------------    --------------------    ---------------------    ---------------------    ---------------------
    21              1,060,901.00               10,108.00                     0.00                     0.00                    0.00
    22                 30,680.00              791,667.00                     0.00                     0.00                    0.00
    23                      0.00                    0.00             1,000,000.00                     0.00                    0.00
    27                      0.00                    0.00                     0.00                     0.00                    0.00
    28                      0.00                    0.00                     0.00                     0.00                    0.00
    29                 87,045.92                8,416.67             1,542,649.00                  3107.42                    0.00
    31                112,146.27              127,969.40                     0.00                     0.00                    0.00
    32                      0.00                    0.00                     0.00                     0.00                    0.00
 32.01
 32.02
 32.03
 32.04
    51                 61,625.00                    0.00               106,666.67                     0.00                    0.00
    56                      0.00                    0.00                     0.00                     0.00                    0.00
    57                      0.00              300,768.00                     0.00                 13020.83                    0.00
 57.01
 57.02
    70                144,030.50                    0.00                     0.00                     0.00                    0.00
    71                 53,351.79                5,663.00             2,001,878.67                  2428.79                    0.00
 71.01
 71.02
 71.03
 71.04
 71.05
 71.06
 71.07
 71.08
 71.09
    76                 50,415.66               13,069.33                     0.00                  2237.13                    0.00
    80                 81,123.28                    0.00                     0.00                     0.00                    0.00
    86                      0.00              173,333.33             2,551,658.00                 29793.83                    0.00
    88                  7,690.00                    0.00                     0.00                     0.00                    0.00
    92                 28,399.00                    0.00                     0.00                     0.00                    0.00
    94                 63,635.42               40,619.75                     0.00                  1726.33                    0.00
    97                 18,136.83                    0.00                     0.00                     0.00                    0.00
    98                      0.00                    0.00                     0.00                     0.00                    0.00
   105                      0.00                    0.00                     0.00                     0.00                    0.00
105.01
105.02
105.03
   109                      0.00                    0.00                     0.00                     0.00                    0.00
   114                 31,209.50                4,637.57                     0.00                   387.00                    0.00
   116                 58,979.81               43,057.35                     0.00                 23017.67                    0.00
   119                      0.00                    0.00                     0.00                     0.00                    0.00
119.01
119.02
119.03
   122                 26,499.78               38,299.00                     0.00                     0.00                    0.00
122.01
122.02
   124                      0.00                8,525.25                     0.00                  4480.00                    0.00
   128                      0.00                    0.00                     0.00                     0.00                    0.00
128.01
128.02
   133                109,536.00               17,195.50                     0.00                   876.17                    0.00
   136                  6,297.00                1,241.00                     0.00                     0.00                    0.00
   137                  4,504.94                3,635.50                     0.00                     0.00                    0.00
   141                 29,883.25               12,017.50                     0.00                     0.00                    0.00
   150                 19,244.52                1,416.44             2,300,000.00                   118.75                    0.00
   158                 30,398.33                5,663.00                     0.00                   803.61                    0.00
   160                 12,198.85               19,630.42                     0.00                     0.00                    0.00
   162                 14,320.40                9,312.00                     0.00                  1113.75                    0.00
   168                 16,902.50                    0.00                     0.00                   910.53                    0.00
   174                      0.00                    0.00                     0.00                     0.00                    0.00
174.01
174.02
   181                 14,359.17                    0.00                     0.00                   166.30                    0.00
181.01
181.02
   182                 32,124.33               27,300.00               350,000.00                  1330.73                    0.00
   189                      0.00                    0.00                     0.00                     0.00                    0.00
   190                      0.00                    0.00                     0.00                     0.00                    0.00
190.01
190.02
   194                      0.00                    0.00                     0.00                     0.00                    0.00
   198                 24,369.25                5,570.58                     0.00                     0.00                    0.00
   201                      0.00                    0.00                     0.00                     0.00                    0.00
201.01
201.02
   205                 10,895.00               11,343.00                     0.00                   320.79                    0.00
   210                  3,713.08                5,738.25                74,050.00                   170.00                    0.00
   215                 10,924.26               10,446.33                     0.00                     0.00                    0.00
   217                      0.00                    0.00                     0.00                     0.00                    0.00

                                                        MONTHLY ESCROW
             ---------------------------------------------------------------------------------------------------------
Loan_#       Monthly TI/LC Reserve    Monthly RE Tax Reserve    Monthly Ins. Reserve    Monthly Other Reserve    Grace
------       ---------------------    ----------------------    --------------------    ---------------------    -----
    21                        0.00                 176817.00                10108.33                     0.00        0
    22                        0.00                  15340.00                79167.00                     0.00        0
    23                        0.00                      0.00                    0.00                     0.00        0
    27                        0.00                      0.00                    0.00                     0.00        5
    28                        0.00                      0.00                    0.00                     0.00        0
    29                        0.00                  87045.92                 8416.67                     0.00        0
    31                        0.00                 112146.27                14116.59                     0.00        0
    32                        0.00                      0.00                    0.00                     0.00        0
 32.01                                                                                                               0
 32.02                                                                                                               0
 32.03                                                                                                               0
 32.04                                                                                                               0
    51                        0.00                  20541.67                    0.00                 13333.33        0
    56                        0.00                      0.00                    0.00                     0.00        0
    57                        0.00                  77706.42                50128.00                     0.00        0
 57.01                                                                                                               0
 57.02                                                                                                               0
    70                        0.00                  48010.17                    0.00                     0.00        0
    71                    16453.30                  12961.08                  943.83                     0.00        0
 71.01                                                                                                               0
 71.02                                                                                                               0
 71.03                                                                                                               0
 71.04                                                                                                               0
 71.05                                                                                                               0
 71.06                                                                                                               0
 71.07                                                                                                               0
 71.08                                                                                                               0
 71.09                                                                                                               0
    76                        0.00                  10083.13                 3267.33                     0.00        0
    80                        0.00                  13520.55                    0.00                     0.00        0
    86                        0.00                  11710.81                21666.67                     0.00        0
    88                        0.00                   7690.00                    0.00                     0.00        0
    92                        0.00                  28398.75                    0.00                     0.00        0
    94                     8631.67                  63635.42                 4061.98                     0.00        0
    97                        0.00                  18136.83                    0.00                     0.00        0
    98                        0.00                      0.00                    0.00                     0.00        0
   105                        0.00                      0.00                    0.00                     0.00        0
105.01                                                                                                               0
105.02                                                                                                               0
105.03
   109                        0.00                      0.00                    0.00                     0.00        0
   114                     1975.00                  15604.75                 1112.18                     0.00        0
   116                        0.00                  19659.94                 8611.47                     0.00        0
   119                        0.00                      0.00                    0.00                     0.00        0
119.01                                                                                                               0
119.02                                                                                                               0
119.03                                                                                                               0
   122                        0.00                   8833.26                 4659.08                     0.00        0
122.01                                                                                                               0
122.02                                                                                                               0
   124                        0.00                   7980.92                 2841.75                     0.00        0
   128                        0.00                      0.00                    0.00                     0.00        0
128.01                                                                                                               0
128.02                                                                                                               0
   133                     3285.63                   9128.00                 2456.50                     0.00        0
   136                        0.00                   1297.17                 1241.35                     0.00        0
   137                        0.00                   4504.94                 3635.50                     0.00        0
   141                        0.00                   9961.08                 1092.50                     0.00        0
   150                        0.00                   6414.84                  477.13                     0.00        0
   158                        0.00                  15199.17                  809.00                     0.00        0
   160                        0.00                  12198.85                 1784.58                     0.00        0
   162                        0.00                   2864.08                 1552.00                     0.00        0
   168                        0.00                   5634.17                    0.00                     0.00        0
   174                        0.00                      0.00                    0.00                     0.00        0
174.01                                                                                                               0
174.02                                                                                                               0
   181                     1247.25                   3589.79                    0.00                     0.00        0
181.01                                                                                                               0
181.02                                                                                                               0
   182                     8871.50                   8031.08                13650.00                     0.00        0
   189                        0.00                      0.00                    0.00                     0.00        0
   190                        0.00                      0.00                    0.00                     0.00        0
190.01                                                                                                               0
190.02                                                                                                               0
   194                        0.00                      0.00                    0.00                     0.00        0
   198                        0.00                   8123.08                  506.42                     0.00        0
   201                        0.00                      0.00                    0.00                     0.00        0
201.01                                                                                                               0
201.02                                                                                                               0
   205                        0.00                   2179.00                 1260.33                     0.00        0
   210                     1133.33                   1856.54                  637.58                     0.00        0
   215                        0.00                  12444.11                  949.67                     0.00        0
   217                        0.00                      0.00                    0.00                     0.00        0

Loan #    Lockbox In-place   Property Type    Defeasance Permitted   Interest Accrual Period    Loan Group    Final Maturity Date
------    ----------------   -------------    --------------------   -----------------------    ----------    -------------------
    21    Yes                  Office           Yes                     Actual/360              3
    22    Yes                  Mixed Use        Yes                     Actual/360              1
    23    Yes                  Hotel            Yes                     Actual/360              1
    27    Yes                  Office           Yes                     Actual/360              1
    28    Yes                  Office           Yes                     Actual/360              3
    29    Yes                  Office           Yes                     Actual/360              1
    31    Yes                  Office           Yes                     Actual/360              3
    32    Yes                  Industrial       Yes                     Actual/360              1
 32.01                         Industrial                                                       1
 32.02                         Industrial                                                       1
 32.03                         Industrial                                                       1
 32.04                         Industrial                                                       1
    51    No                   Multifamily      Yes                     Actual/360              2
    56    Yes                  Office           Yes                     Actual/360              1
    57    Yes                  Multifamily      No                      Actual/360              2
 57.01                         Multifamily                                                      2
 57.02                         Multifamily                                                      2
    70    No                   Industrial       Yes                     Actual/360              1
    71    Yes                  Industrial       Yes                     Actual/360              1
 71.01                         Industrial                                                       1
 71.02                         Industrial                                                       1
 71.03                         Industrial                                                       1
 71.04                         Industrial                                                       1
 71.05                         Industrial                                                       1
 71.06                         Industrial                                                       1
 71.07                         Industrial                                                       1
 71.08                         Industrial                                                       1
 71.09                         Industrial                                                       1
    76    Yes                  Office           Yes                     Actual/360              1
    80    Yes                  Retail           Yes                     Actual/360              1
    86    Yes                  Hotel            No                      Actual/360              3
    88    No                   Multifamily      Yes                     Actual/360              1
    92    No                   Office           Yes                     Actual/360              1
    94    No                   Office           Yes                     Actual/360              1
    97    No                   Office           Yes                     Actual/360              1
    98    Yes                  Office           Yes                     Actual/360              1
   105    Yes                  Retail           Yes                     Actual/360              1
105.01                         Retail                                                           1
105.02                         Retail                                                           1
105.03
   109    No                   Retail           Yes                     Actual/360              1
   114    No                   Retail           Yes                     Actual/360              1
   116    Yes                  Hotel            Yes                     Actual/360              1
   119    Yes                  Retail           Yes                     Actual/360              1
119.01                         Retail                                                           1
119.02                         Retail                                                           1
119.03                         Retail                                                           1
   122    No                   Hotel            Yes                     Actual/360              3
122.01                         Hotel                                                            3
122.02                         Hotel                                                            3
   124    No                   Multifamily      Yes                     Actual/360              3
   128    Yes                  Retail           Yes                     Actual/360              1
128.01                         Retail                                                           1
128.02                         Retail                                                           1
   133    No                   Office           Yes                     Actual/360              1
   136    No                   Retail           Yes                     Actual/360              1
   137    No                   Retail           Yes                     Actual/360              1
   141    No                   Office           Yes                     30/360                  1
   150    No                   Retail           Yes                     Actual/360              1
   158    No                   Office           Yes                     Actual/360              1
   160    No                   Office           Yes                     30/360                  1
   162    No                   Multifamily      Yes                     Actual/360              2
   168    No                   Self Storage     Yes                     Actual/360              1
   174    Yes                  Retail           Yes                     Actual/360              1
174.01                         Retail                                                           1
174.02                         Retail                                                           1
   181    No                   Retail           Yes                     Actual/360              1
181.01                         Retail                                                           1
181.02                         Retail                                                           1
   182    Yes                  Retail           Yes                     Actual/360              1
   189    No                   Retail           No                      Actual/360              1
   190    Yes                  Retail           Yes                     Actual/360              1
190.01                         Retail                                                           1
190.02                         Retail                                                           1
   194    No                   Retail           No                      Actual/360              1
   198    No                   Industrial       Yes                     30/360                  3
   201    Yes                  Retail           Yes                     Actual/360              1
201.01                         Retail                                                           1
201.02                         Retail                                                           1
   205    No                   Office           No                      Actual/360              1
   210    No                   Retail           No                      Actual/360              1
   215    No                   Industrial       Yes                     30/360                  1
   217    No                   Retail           Yes                     Actual/360              1

Loan #      Remaining Amortization Term for Balloon Loans
------      ---------------------------------------------
    21
    22      360
    23
    27
    28
    29
    31
    32
 32.01
 32.02
 32.03
 32.04
    51
    56
    57
 57.01
 57.02
    70
    71      360
 71.01      360
 71.02      360
 71.03      360
 71.04      360
 71.05      360
 71.06      360
 71.07      360
 71.08      360
 71.09      360
    76
    80
    86
    88
    92
    94
    97
    98      240
   105
105.01
105.02
105.03
   109
   114
   116      300
   119
119.01
119.02
119.03
   122      300
122.01      300
122.02      300
   124
   128
128.01
128.02
   133
   136
   137
   141      360
   150
   158      361
   160
   162
   168
   174
174.01
174.02
   181      360
181.01      360
181.02      360
   182      360
   189
   190
190.01
190.02
   194      360
   198
   201
201.01
201.02
   205      300
   210      360
   215
   217

                                    EXHIBIT B

                   MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

         (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.


         (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

         (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

         (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller).

         (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

         (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of the Mortgage or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

         (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

         (8) The Seller has received an American Land Title Association (ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

         (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

         (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

              (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

              (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

              (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

              (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor and de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

         (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

         (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

         (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

         (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

              (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

              (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

              (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

         (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

         (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

         (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

         (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and (ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

         (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

              (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

         (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

              (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

              (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

              (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

              (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

              (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

              (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

              (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

              (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

              (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

         (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

              (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or
     (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

              (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
     (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

              (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

              (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

         (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or (2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law;
(e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:V" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

         (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

         (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

         (25) The origination practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

         (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

         (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

         (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

         (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

         (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

         (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

         (32) Each of the Mortgage Loans contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

         (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

         (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to not less than 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

         (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

         (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

         (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

         (39) No court of competent jurisdiction will determine in a final decree that fraud with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

         (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date or, with respect to acceleration or the commencement of the accrual of default interest under any Mortgage Loan, five (5) days after notice to the Mortgagor of default.

         (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

         (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by a "standard extended coverage" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

         (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

         (44) Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, (b) to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in each case in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation.

         Defined Terms:

         The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

         The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

         The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

         The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

         The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and (a) required payments for the tax and insurance fund and ground lease escrows fund,
(b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the applicable Master Servicer and discretionary (lender approved) capital expenditures.

         The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

         The term "in reliance on" shall mean that:

              (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

              (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

              (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

              (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

         The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.


         The term "Permitted Encumbrances" shall mean:

              (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

              (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

              (c) other matters to which like properties are commonly subject, and

              (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.


         which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure other Mortgage Loans or Companion Loans that are cross-collateralized with the related Mortgage Loan.

         Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                                              EXHIBIT C

                                                          JPMCC 2007-LDP10



                                     EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


No. 5


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

22                 Outrigger Guam Resort      The Mortgagor is a limited liability company organized under the laws of the Territory of Guam.

No. 6


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

98                 Northwest Michigan         Munson Healthcare ("Munson"), a parent of one of the sponsors, has (i)
                   Surgery Center             a right of first refusal, (ii) a purchase option and (iii) a right of first offer, with respect to a certain condominium unit that is part of the Mortgaged
                                              Property, each of which rights of Munson are prior to the lien of the Mortgage.
                                              However, the mortgagee's interests are protected pursuant to a certain side letter agreement among Munson, the Mortgagor, the mortgagee and the guarantors which provides that the Mortgage Loan will be assumed by Munson if any of the foregoing rights are exercised or, if the Mortgage Loan is not assumed, the mortgagee may proceed to foreclose on Mortgage.

No. 10(a)


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

21                 Franklin Tower             No individual or entity other than the Mortgagor is fully liable for actual losses, liabilities, costs and damages arising from the related non-recourse carve out provisions.

28                 90 Broad Street            No individual or entity other than the Mortgagor is fully liable for actual losses, liabilities, costs and damages arising from the related non-recourse carve out provisions.

31                 1515 Market Street         The environmental indemnification agreement may be substituted with a
                                              $10 million environmental insurance policy.

56                 Fair Oaks Plaza            No individual or entity other than the Mortgagor is fully liable for actual losses, liabilities, costs and damages arising from the related non-recourse carve out provisions.

80                 South Bay Marketplace      No individual or entity other than the Mortgagor is fully liable for actual losses, liabilities, costs and damages arising from the related non-recourse carve out provisions.

137                180-190 O'Farrell Street   The Mortgage Loan is full recourse to the principal of the Mortgagor.

194                Walgreens - Dallas         No individual or entity other than the Mortgagor is fully liable for actual losses, liabilities, costs and damages arising from the breach of the related environmental covenants.

No. 12


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

29                 90-100 Trinity Place       The Mortgagor may obtain the release of an individual Mortgaged
                                              Property from the lien of the Mortgage upon defeasance of an amount equal to 110% of the Allocated Loan Amount.

32                 Americold Pool 1           The Mortgagor may obtain the release of an individual Mortgaged
                                              Property from the lien of the Mortgage upon defeasance of an amount equal to: (A) 105% of the Allocated Loan Amount for such individual
                                              Mortgaged Property until 12.5% of the principal loan amount has been prepaid; (B) 110% of the Allocated Loan Amount for such individual
                                              Mortgaged Property until 25% of the original principal loan amount has been prepaid; and (C) 115% of the Allocated Loan Amount for such individual Mortgaged Property, thereafter.

57                 Sawyer Portfolio           The Mortgagor may obtain the release of an individual Mortgaged
                                              Property from the lien of the Mortgage upon payment of a release price equal to 115% of the Allocated Loan Amount.

71                 Demattia Portfolio         The Mortgagor may obtain the release of an individual Mortgaged
                                              Property from the lien of the Mortgage upon defeasance of an amount equal to 115% of the Allocated Loan Amount.

105                Walgreens Hermilin         The Mortgagor may obtain the release of an individual Mortgaged
                   Portfolio III              Property from the lien of the Mortgage upon defeasance of an amount equal to 110% of the Allocated Loan Amount.

119                Walgreens Hermilin         The Mortgagor may obtain the release of an individual Mortgaged
                   Portfolio II               Property from the lien of the Mortgage upon defeasance of an amount equal to 110% of the Allocated Loan Amount.

128                Walgreens Hermilin         The Mortgagor may obtain the release of an individual Mortgaged
                   Portfolio I                Property from the lien of the Mortgage upon defeasance of an amount equal to 110% of the Allocated Loan Amount.

162                Franklin Avenue &          The Mortgagor may obtain the release of an individual Mortgaged
                   Whitney Avenue             Property from the lien of the Mortgage upon defeasance of an amount equal to 120% of the Allocated Loan Amount.

201                Rite Aid Portfolio 1       The Mortgagor may obtain the release of an individual Mortgaged
                                              Property from the lien of the Mortgage upon payment of a release price equal to 105% of the Allocated Loan Amount.

No. 16


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

70                 Hall Street                The most recent certificate of occupancy for the Mortgaged Property was issued in 1962 which states that the use of the Mortgaged Property is legal conforming.  City records do not reveal any alteration plans which have been submitted for the Mortgaged Property.  The lender is not aware of any modifications to the applicable zoning laws and/or the zoning code which would apply to the Mortgaged Property since 1962.

No. 17


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

136                K-Mart Henderson, NV       The Mortgaged Property was subdivided from the adjoining tax parcels and, as of the origination date, a separate tax parcel number was not assigned to the Mortgaged Property.  However, the Mortgage Loan
                                              documents require the Mortgagor to: (i) obtain a separate tax parcel number (which will be issued upon the assessment of the Mortgaged
                                              Property); (ii) deliver a confirmation that the subdivided parcel constitutes one or more separate and complete tax parcels; and (iii)
                                              cause the title insurer to add a tax parcel endorsement to the existing title insurance policy; provided that, if the foregoing requirements (i) through (iii) are not satisfied by June 30, 2007, the
                                              Mortgagor will be required to (A) deposit an amount equal to (x) taxes due on the Mortgaged Property or (y) taxes due on the adjacent tax parcels, as of the date immediately succeeding such due date or (B)
                                              provide evidence that no outstanding taxes encumber the Mortgaged
                                              Property.  Any tax lien on the Mortgaged Property or the adjacent parcels that remains uncured for more than 30 days will constitute an event of default.  The guarantor has agreed to indemnify the mortgagee for any losses in connection with the Mortgaged Property failing to be a complete and separate tax parcel.

No. 20


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

97                 Jericho Office Park        The portion of the Mortgaged Property that is solely used for parking is subject to a Ground Lease which will expire on November 30, 2026.
                                              The Ground Lease will expire approximately 9 years after the maturity date (February 9, 2017) of the Mortgage Loan.  However, the Mortgagor
                                              has entered into a springing easement agreement with an affiliate of the Mortgagor for parking on an adjacent parcel of land in the event that the Ground Lease is not extended.  Currently, the Ground Lease portion contains 120 parking spaces, and the springing easement agreement would create replacement parking for such parking spaces.

No. 22


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

21                 Franklin Tower             All insurance polices are required to be issued by one or more primary insurers having a claims-paying-ability rating and a financial strength rating of not less than "A-" or its equivalent from each of the rating agencies acceptable to lender, in its reasonable discretion; provided, however, that (A) 20% or less of the aggregate insurance coverage may be issued by one or more insurers having a claims-paying-ability rating by each of the rating agencies of not less than "BBB-" or its equivalent from the other rating agencies; (B)
                                              a "cut-through" endorsement from an insurance company that otherwise satisfies the claims-paying-ability rating as set forth above in (A)
                                              will be permitted in lieu thereof; and (C) the borrower may also carry insurance from an insurer whose parent (with at least 51% ownership interest in such insurance company) satisfies the foregoing ratings requirements subject to rating agency approval (which may require, among other things, a parent guaranty).

23                 Long Island Marriott and   All insurance policies are required to be issued by an insurer with a
                   Conference Center          claims-paying-ability rating of "A-" or better by S&P or its equivalent from one of the other rating agencies other than (i) Allied World Assurance
                                              Company, (ii) Ariel Reinsurance Co. Ltd., (iii) Lancashire Insurance Company and (iv)
                                              MaxRe Ltd, who may provide insurance coverage as unrated insurers; provided, however, that CHUBB has been pre-approved as an acceptable insurer by the mortgagee.

28                 90 Broad Street            All insurance policies are required to be issued by one or more primary insurers that have a claims-paying-ability rating of at least
                                              "A" or better by S&P and Fitch and an insurance financial strength rating of "A2" by Moody's; provided, the following insurers will also be permitted: (i) a syndicate of insurers through which at least 75%
                                              of the coverage (if there are four or fewer members of the syndicate),
                                              (ii) at least 60% of the coverage (if there are 5 or more members of the syndicate) is with carriers having such claims-paying-ability ratings (provided that, all such carriers shall have
                                              claims-paying-ability ratings of not less than "BBB" or its equivalent), or (iii) any other insurer or insurers subject to the approval of lender, in its reasonable discretion, and a rating agency confirmation.

32                 Americold Pool 1           All insurance policies may be issued by an insurer having a claims-paying-ability rating of less than "A-", subject to satisfaction of certain conditions including, among other things, the following: (A) if 5 or more insurance carriers are providing the insurance policies (i) only 60% of such coverage will be required to be insured by insurance companies having a claims-paying-ability rating of "A-" or better by S&P, (ii) the remaining 40% of such coverage may be provided by insurance companies having a claims paying rating of "BBB-" or better by S&P, and (iii) with respect to the first
                                              $100,000,000 of such coverage, not more than 20% of the insurers will have a claims-paying-ability rating lower than "A-" by S&P (but in no event lower than "BBB" by S&P); and (B) if 4 or fewer insurance carriers are providing the policies, 75% of such coverage will be provided by insurance companies having a claims-paying-ability rating of "A-" or better by S&P, with the remaining 25% of such coverage by insurance companies having a claims-paying-ability rating of "BBB-" or better by S&P.

80                 South Bay Marketplace      The Mortgage Loan documents provide that the insurance policy shall contain such provisions as the lender deems reasonably necessary, including provisions requiring written notice to lender at least 10 days prior to any modification, reduction or cancellation of any insurance policy.

105                Walgreens Hermilin         The Mortgaged Property is self-insured by the related tenant in
                   Portfolio III              accordance with the requirements set forth in the related lease agreement. However, if the tenant vacates the Mortgaged Property, the Mortgagor is required to provide insurance coverage satisfactory to the lender and the rating agencies in accordance with the related Mortgage Loan documents.

136                K-Mart Henderson, NV       The Mortgaged Property is self-insured by the related tenant in accordance with the requirements set forth under the related lease agreement.  However, if the tenant vacates the Mortgaged Property, the
                                              Mortgagor is required to provide insurance coverage satisfactory to the lender and the rating agencies in accordance with the related
                                              Mortgage Loan documents.

No. 27


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

32                 Americold Pool 1           No rent rolls are required because the improvements to the related
                                              Mortgaged Properties are warehouses subject to warehouse agreements, not leases.

No. 32


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

21                 Franklin Tower             The Mortgagor must at all times be controlled and at least 50% owned by an entity controlled by Shorenstein Realty Investors Eight, LP, the sole member of the Mortgagor; provided, a transfer of direct or indirect beneficial interests of the Mortgagor or the Mortgaged
                                              Property may be made to a (A)(i)  pension fund, (ii) pension trust or
                                              (iii) pension account that immediately prior to such transfer
                                              (x) owns, directly or indirectly, total gross real estate assets of at least $750,000,000 and (y) owns or operates at least 3 central business district ("CBD") or suburban office properties totaling no less than 3,000,000 square feet (exclusive of the Mortgaged Property);
                                              (B)  pension fund advisor who (i) immediately prior to such transfer, controls, directly or indirectly, at least $750,000,000 of total gross real estate assets, (ii) owns or operates at least 3 CBD or suburban office properties totaling no less than 3,000,000 square feet
                                              (exclusive of the Mortgaged Property) and (iii) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (A) above.

23                 Long Island Marriott and   The Mortgagor's direct or indirect interests may be transferred or
                   Conference Center          pledged without the prior consent of the lender or without the payment of any related fees and/or expenses; provided that (A) New Venture MRE LLC, a guarantor, (i) retains control of each entity with controlling interests in the
                                              Mortgagor subject to certain investor rights of such entities, (ii) owns beneficial interests in at least 10% of the Rex New Venture Properties LLC, who, in turn, owns beneficial interests in at least 25% of each of (A) the Mortgagor and (B) the permitted mezzanine borrower, and (iii) 50% of the Mortgagor's indirect interests may be transferred to Charles Wang (or 100% in the event that Charles Wang subsequently purchases the remaining indirect interests in the Mortgagor).

28                 90 Broad Street            The Mortgage Loan documents permit (i) a transfer by any sponsor of its direct or indirect interests in the Mortgagor or any single purpose equityholder (if applicable) to any one or more Qualified
                                              Equityholders (including the other sponsor or any wholly-owned and controlled subsidiary thereof), (ii) a transfer of a direct or indirect interest in any sponsor or any other Qualified Equityholder,
                                              (iii) any transfer wherein the Mortgagor and any single purpose equityholder (if applicable) continue to be controlled by one or more
                                              Qualified Equityholders (individually or collectively) and (iv) any transfer of any direct or indirect interest in Excelsior II, LLC.  A
                                              "Qualified Equityholder" means (a) each sponsor and their respective successors by merger or acquisition, (b) any pension fund or investment fund managed or advised by JPMorgan Chase Bank, N.A., J.P.
                                              Morgan Investment Management, Inc. ("JPM"), and/or another controlled subsidiary of J.P. Morgan Chase & Co. (or any successor thereto by merger or acquisition) if such fund has total assets in excess of $600 million and capital/statutory surplus or shareholder's equity in excess of $200 million (in both cases, exclusive of the Mortgaged
                                              Property), (c) a bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided, in each case, under this clause (c) that (x) such individual or entity has total assets (in name or under management) in excess of $1 billion and (except with respect to a pension advisory firm or similar fiduciary) capital or statutory surplus or shareholder's equity in excess of $500 million (in both cases, exclusive of the Mortgaged
                                              Property) and (y) such individual or entity is regularly engaged in the business of owning office properties in major metropolitan areas,
                                              (d) any other individual or entity with respect to which a rating agency confirmation is received, (e) any lender or entity (including any opportunity funds) regularly engaged in business of making mezzanine loans which has been approved by the rating agencies that is a "qualified transferee" under S&P's form of intercreditor agreement and/or (f) an affiliate of a Qualified Equityholder.

29                 90-100 Trinity Place       Meyer Chetrit, a sponsor and a guarantor, may transfer up to 80% of his direct and/or indirect ownership interests in the Mortgagor to
                                              Jacob Chetrit and Joseph Chetrit without the prior written consent of the mortgagee; provided that, (A) Meyer Chetrit continues to own, directly or indirectly, at least 10% legal and beneficial interest in the (i) Mortgagor, (ii) any affiliate manager and (iii) the Mortgaged
                                              Properties and (B) controls the day-to-day operations of the Mortgagor and the Mortgaged Properties.

31                 1515 Market Street         The beneficial interests of 1515 Market Street Partners, LP may be transferred to (A) Dillon Reade, a UBS affiliate, (B) UBS AG and/or
                                              (C) any affiliate entity of Dillon Reade and/or UBS AG without the prior written consent of the mortgagee.  1515 Market Street Partners,
                                              LP is a sponsor of the Mortgagor who, in the aggregate, owns 100%
                                              ownership interests of the Mortgagor.

32                 Americold Pool 1           The related Mortgage Loan documents permit (i) certain entities that are owners of Americold Realty Trust ("ART"), a guarantor and sponsor of the Mortgagor, to transfer their ownership interests or merge with other persons, (ii) ART to issue ownership interests or securities in
                                              ART in connection with ART becoming a public company and (iii) ART to merge or consolidate with any person; provided that, in connection with (ii) and (iii), if the existing owners of ART in the aggregate would no longer own a controlling interest in the Mortgagor, rating agency confirmation will be required in connection therewith.

58                 Fair Oaks Plaza            The Mortgage Loan documents permit the transfer of direct or indirect interests of the Mortgagor without the prior written consent of the mortgagee in connection with (A) the conversion of Thomas Properties
                                              Group, Inc. ("TPG"), a sponsor, to a real estate investment trust (the
                                              "REIT"); (B) the issuance, sale, or pledge of TPG and REIT shares or securities or (y) the REIT shares or securities, or (C) the merger or consolidation of the TPG/CalSTRS, LLC or REIT.

No. 35


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

29                 90-100 Trinity Place       Same as exception to No. 12.

32                 Americold Pool 1           Same as exception to No. 12.

57                 Sawyer Portfolio           Same as exception to No. 12.

71                 Demattia Portfolio         Same as exception to No. 12.

105                Walgreens Hermilin         Same as exception to No. 12.
                   Portfolio III

119                Walgreens Hermilin         Same as exception to No. 12.
                   Portfolio II

128                Walgreens Hermilin         Same as exception to No. 12.
                   Portfolio I

162                Franklin Avenue &          Same as exception to No. 12.
                   Whitney Avenue

174                Rite Aid Portfolio 1       Same as exception to No. 12.

No. 37


Loan No.           Loan Name                  Description of Exception

70                 Hall Street                Same as exception to No. 16.

No. 42


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

21                 Franklin Tower             If the Terrorism Risk Insurance Act of 2002 or a similar statute is no longer in effect, the Mortgagor will not be required to spend more than two times the current aggregate property insurance premium payable with respect to (or otherwise allocable to) the Mortgaged
                                              Property.

23                 Long Island Marriott       Terrorism insurance is required only to the extent that the costs for
                   and Conference Center      such coverage do not exceed 150% (after adjusted for inflation) of the current cost of the stand-alone terrorism policy.

28                 90 Broad Street            Terrorism insurance is required only to the extent that the costs for such coverage do not exceed $120,000; provided, however, that such insurance will only be required to the extent that the costs do not exceed $255,000 (A) if JPMorgan Chase Bank, N.A., J.P. Morgan
                                              Investment Management, Inc. ("JPM") or any affiliates of JPM no longer holds direct or indirect beneficial interests in the Mortgaged
                                              Property or (B) if the Mortgaged Property is not insured by an insurance policy in effect as of the origination date (as the same may be renewed or replaced in accordance with the terms and conditions of the Mortgage Loan documents).

32                 Americold Pool 1           Terrorism insurance is required to the extent that the costs for such coverage do not exceed the sum of the release amount applicable to the individual Mortgaged Property with the highest outstanding Allocated
                                              Loan Amount (including the required 12 month business interruption coverage) and $76,867 (which represents the pro rated amount from the aggregate amount of the $250,000 applicable to all 3 UBS Americold
                                              Portfolio Mortgage Loans). The current amount for the 1C Americold
                                              Portfolio Mortgage Loan is $43,800.

124                Sage Brook Apartments -    Terrorism insurance is required only to the extent the costs for such
                   Las Vegas, NV              coverage do not exceed $68,202 (i.e., 200% of the existing insurance premium amount), adjusted for inflation.

174                Rite Aid Portfolio I       Terrorism insurance is only required to the extent the costs for such coverage do not exceed twice the annual premium amount.

190                Rite Aid Portfolio II      Terrorism insurance is only required to the extent the costs for such coverage do not exceed twice the annual premium amount.

201                Rite Aid Portfolio III     Terrorism insurance is only required to the extent the costs for such coverage do not exceed twice the annual premium amount.

No. 44


Loan No.           Loan Name                  Description of Exception
--------           ---------                  ------------------------

23                 Long Island Marriott and   The Mortgaged Property is insured under a blanket policy provided by
                   Conference Center          Marriott Services Inc. pursuant to the Marriott Management Agreement which was approved by the mortgagee.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated March 26, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JFL, Class A-JS, Class B-S, Class C-S and Class D-S Certificates, the Private Placement Memorandum, dated March 26, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class B, Class C, Class D, Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated March 26, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R, Class MR and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, I have signed my name this ___ day of March, 2007.

                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.

Paragraph 21(a) and (e):

None.

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:

Paragraph 21(b) and (c):

Walgreens Dallas